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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 18, 2006
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                                SPIRE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


        Massachusetts                  0-12742                04-2457335
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(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)


One Patriots Park, Bedford, Massachusetts                      01730-2396
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (781) 275-6000
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              (Registrant's telephone number, including area code)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

            On May 18, 2006, the Board of Directors of Spire Corporation (the "Company") approved the appointment of Christian Dufresne as Chief Financial Officer, effective May 18, 2006. On May 24, 2006, the Company issued a press release announcing Dr. Dufresne's appointment, a copy of which is attached hereto as Exhibit 99.1.

            Dr. Dufresne, age 43, most recently served as Vice President - Corporate Planning of the Company, and has served in this role since 2005. Prior to that Dr. Dufresne held the title of Chief Financial Officer for Spire Biomedical, where he was engaged in financing activities with that business unit and was involved in its licensing and contracting activities. He has been with the Company for six years. Prior to working with Spire, he was a Consultant for Stratford Associates, a market research firm that perform economic market modeling for Fortune 500 companies. Dr. Dufresne holds a Ph.D. in Economics with concentrations in industrial organization and finance from Clark University.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (d) EXHIBITS

                Exhibit No.                        Description
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                  99.1          Press Release of the Company dated May 24, 2006.

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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SPIRE CORPORATION



Date:  May 24, 2006                    By: /s/ Roger G. Little
                                           -------------------------------------
                                           Roger G. Little
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX



   Exhibit No.                      Description
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     99.1         Press Release of the Company dated May 24, 2006.